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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): April 4, 2003







                              WESTBANK CORPORATION
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     Massachusetts                  0-12784                     04-2830731
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State of Incorporation       Commission File Number       IRS Employer ID Number




             225 Park Avenue, West Springfield, Massachusetts 01089
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                     Address of Principal Executive Offices




                                 (413) 747-1400
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                          Registrant's Telephone Number









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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

A.   Previous Independent Accountants

     (i) Effective April 4, 2003, Westbank Corporation (the "Corporation") dismissed Deloitte & Touche LLP ("Deloitte") as the principal accountants to audit the Corporation's financial statements.

     (ii) The reports of Deloitte on the financial statements of the Corporation for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The decision to dismiss Deloitte was recommended by the Audit Committee of the Board of Directors of the Corporation ("Audit Committee") and the Audit Committee's recommendation was approved by the Board of Directors of the Corporation.

     (iv) During the Corporation's two most recent fiscal years and during the period from the end of the most recently completed fiscal year through April 4, 2003, the Corporation has had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter thereof in its report on the financial statements of the Corporation for such periods.

     (v) During the Corporation's two most recent fiscal years and during the period from the end of the most recently completed fiscal year through April 4, 2003, the Corporation has had no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

     The Corporation has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of such letter, dated April 4, 2003, is filed as Exhibit 16.1 to this Form 8-K.

B.   Engagement of New Accountants

     (i) Effective April 4, 2003, the Corporation engaged Grant Thornton LLP ("Grant") as its new independent public accountants to audit the Corporation's financial statements for the fiscal year ending December 31, 2003.

     (ii) Prior to the engagement of Grant, the Corporation (or someone on behalf of the Corporation) did not consult Grant during its two most recent fiscal years or during the period from the end of the most recently completed fiscal year through April 4, 2003 regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, and no written report was provided to the Corporation nor was oral advice provided that Grant concluded was an important factor considered by the Corporation in reaching a decision as to an accounting, auditing or financial reporting issue, or (b) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-k).


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

C.   The following exhibit is being filed with this Form 8-K:

     16.1     Letter from Deloitte & Touche LLP dated April 4, 2003.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Westbank Corporation


                                     By  /s/ John M. Lilly
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                                         John M. Lilly
                                         Treasurer and Chief Financial Officer



Date:    April 4, 2003
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                                  EXHIBIT INDEX



Exhibit           Description
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 16.1             Letter from Deloitte & Touche LLP dated April 4, 2003.